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                                                                   Exhibit 10.12


                             BIZNESSONLINE.COM, INC.
                 1999 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

1. NAME AND PURPOSE. This Plan shall be known as the BiznessOnline.com, Inc. 1999 Non-Employee Director Stock Incentive Plan (the "Plan"). The purpose of the Plan is to advance the interests of BiznessOnline.com, Inc., a Delaware corporation (the "Company"), by providing compensation and other incentives for the continued services of the Company's non-employee directors and for attracting able individuals to directorships with the Company.

2. ADMINISTRATION. The Plan shall be administered by the Board of Directors or by the person(s) designated by the Board of Directors to administer the Plan (the Board or such person(s) being hereafter referred to as the "Committee"). The Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal and state laws and the rules of any applicable stock exchange or market quotation system, and to permit grants and related transactions under the Plan to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, and Rule 16(b)-3 thereunder. Once appointed, the Committee shall continue to serve in its designated capacity until otherwise directed by the Board of Directors. The Committee may establish, subject to the provisions of the Plan, such rules and regulations as it deems necessary for the proper administration of the Plan, and make such determination and take such action in connection therewith or in relation to the Plan as it deems necessary or advisable, consistent with the Plan.

3. ELIGIBILITY. A non-employee director of the Company shall automatically become a participant in the Plan (a "Participant") as of the later of (i) the closing date of the Company's initial public offering of common stock, or (ii) the date of initial election to the Board of Directors. A director who is a regular employee or officer of the Company is not eligible to participate in the Plan. A Participant shall cease participation in the Plan as of the date the Participant fails to be re-elected to the Board, resigns or otherwise vacates his position on the Board, or becomes a regular employee or officer of the Company.

4. SHARES SUBJECT TO THE PLAN.

         (a) The shares to be issued and delivered by the Company upon exercise of options granted under the Plan are the Company's shares of Common Stock, $.01 par value per share ("Common Shares"), which may be either authorized but unissued shares or treasury shares.

         (b) The aggregate number of Common Shares of the Company which may be issued under the Plan shall not exceed 50,000 shares; subject, however, to the adjustment provided in SECTION 7 in the event of certain changes in the Company's capital structure.




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No option may be granted under this Plan which could cause such maximum limit to be exceeded.

         (c) Common Shares covered by an option which is no longer exercisable with respect to such shares shall again be available for issuance under this Plan.

5. TERMS AND CONDITIONS OF GRANTS OF OPTIONS.

         (a) GRANT OF OPTIONS. For services rendered as a director of the Company, the Company shall grant options to each Participant as follows. Each option shall be embodied in a non-qualified option agreement signed by the Participant and the Company providing the option shall be subject to the provisions of this Plan and containing such other provisions as the Committee may prescribe not inconsistent with the Plan.

                  (i) INITIAL GRANT. Upon election to the Board of Directors, a Participant shall be awarded as of such date a non-qualified option to purchase 7,500 Common Shares (an "Initial Grant"). If such election becomes effective prior to or as of the effective date of the Company's initial public offering of Common Shares, the exercise price per share shall equal the initial offering price of Common Shares to the public in such initial public offering as determined by the Company and its underwriters. If such election becomes effective after the consummation of the Company's initial public offering, the exercise price per share shall equal the "fair market value" of Common Shares determined on such election date. For purposes hereof, "fair market value" shall mean (a) if the Common Shares are listed on the Nasdaq Small Cap Market, the average of the closing bid and asked prices for the day prior to the time of determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), (b) if the Common Shares are listed on the Nasdaq National Market or other primary stock exchange as determined by the Committee, the closing price for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported), or (c) if there is no market as described in (a) or (b), as determined by the Committee in good faith.

                  (ii) SUBSEQUENT GRANT. In addition, on the third anniversary of the date of a Participant's election to the Board of Directors and continuing on each anniversary date thereafter, a Participant (other than a director who is not continuing to serve as a director), shall be awarded non-qualified options to purchase 2,500 Common Shares, effective as of such anniversary date, at a price equal to the fair market value of the Common Shares determined on such date (a "Subsequent Grant").

         (b) TERM AND EXERCISABILITY. Each Initial Grant shall have a term of eight (8) years and shall vest and become exercisable in accordance with the following schedule:



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

     Percentage of Options                       Vesting Date
     ---------------------                       ------------
     33 1/3 %                           on the grant date
     33 1/3 %                           1st anniversary of grant date
     33 1/3%                            2nd anniversary of grant date



Each Subsequent Grant shall have a term of eight (8) years and shall be fully vested as of the date of such grant.

         (c) EXERCISE OF OPTION FOLLOWING TERMINATION OF SERVICE. In the event of termination of a Participant's continuous service as a director for any reason other than disability or death, such Participant may, but only within three (3) months after the date of such termination (but in no event later than the expiration date of the term of such option as set forth in the option agreement), exercise his or her option to the extent that the Participant was entitled to exercise it at the date of such termination or to such other extent as may be determined by the Committee. If the Participant should die within three (3) months after the date of such termination, the Participant's estate or the person who acquired the right to exercise the option by bequest or inheritance may exercise the option to the extent that the Participant was entitled to exercise it at the date of such termination within twelve (12) months of the Participant's date of death, but in no event later than the expiration date of the term of such option as set forth in the option agreement.

         (d) DISABILITY OF PARTICIPANT. In the event of termination of a Participant's continuous service as a director as a result of disability, such Participant may, within 12 months of the date of such termination (but in no event later than the expiration date of the term of such option as set forth in the option agreement), exercise an option to the extent that the Participant was entitled to exercise it at the date of such termination. To the extent that the Participant is not entitled to exercise the option at the date of termination, or if the Participant does not exercise the option to the extent so entitled within the time specified herein, the option shall terminate. For purposes hereof, "disability" means that a Participant is unable to serve as a director by reason of any medically determinable physical or mental impairment. A Participant will not be considered to have incurred a disability unless he or she furnishes proof of such condition sufficient to satisfy the Committee.

         (e) DEATH OF PARTICIPANT. In the event of death of a Participant, an option may be exercised at any time within 12 months following the date of death (but in no event later than the expiration date of the term of such option as set forth in the option agreement), by the Participant's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent that the Participant was entitled to exercise it at the date of death. If, at the time of death, the Participant was not entitled to exercise the entire option, the shares covered by the unexercisable portion of the option shall immediately revert to the Plan. If, after death, the Participant's estate or a person who acquired the right to exercise the option by bequest or inheritance does not exercise the option within the time specified herein, the option shall terminate.



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         (f) NON-TRANSFERABILITY: Each option and all rights thereunder shall be exercisable during the Participant's lifetime only by him and shall be non-assignable and non-transferable by the Participant except, in the event of death, by his will or by the laws of descent and distribution; provided, however, that an option may be gifted to a family member or a trust for the benefit of a family member. For purposes of this paragraph, "family member" means a spouse, parent, child, grandchild, step-child or step-grandchild. In the event of death of a Participant, the representative or representatives of his estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise his or her options may exercise such options in whole or in part prior to the expiration of the applicable exercise period, as specified in
SECTION 6(e) above.

         (g) COMPLIANCE WITH SECURITIES LAWS. Options granted and shares issued by the Company upon exercise of options shall be granted and issued only in full compliance with all applicable securities laws, including laws, rules and regulations of the Securities and Exchange Commission and applicable state Blue Sky Laws. With respect thereto, the Committee may impose such conditions on transfer, restrictions and limitations as it may deem necessary and appropriate to assure compliance with such applicable securities laws.

         (h) MODIFICATION OR CANCELLATION OF OPTION. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Participant, the modification of the terms of any option agreement (subject to the limitations hereof), including the acceleration of the exercisability of any option for any reason including a change in the control or ownership of the Company, or the cancellation of any or all outstanding options granted under this Plan. In substitution for canceled options, the Committee may grant new options (subject to the limitations hereof) covering the same or different numbers of Common Shares at an option price per share in all events not less than fair market value on the date of the new grant.

6. METHOD OF EXERCISE. An option granted under this Plan may be exercised by written notice to the Committee, signed by the Participant, or by such other person as is entitled to exercise such option. The notice of exercise shall state the number of Common Shares in respect of which the option is being exercised, and shall either be accompanied by the payment of the full option price for such shares, or shall fix a date (not more than ten business days from the date of such notice) for the payment of the full option price of the shares being purchased. The purchase price may be paid (i) in cash (including personal check), (ii) the delivery to the Company of Common Shares already owned by the Participant (which shall be valued for this purpose at the fair market value on the date of transfer to the Company as determined by the Committee, (iii) at the discretion of the Committee, the delivery of a promissory note of the Participant to the Company, payable upon such terms as are specified by the Committee, or (iv) any combination of the above. A certificate or certificates for the Common Shares of the Company purchased through the exercise of an option shall be issued in regular course after the exercise of the option and payment therefore. During the option period no person entitled to exercise any



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option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered.

7. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding options shall not affect in any way the right or ability of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Shares or the rights hereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or substantially all of the outstanding stock of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision, consolidation or reclassification of shares or other capital readjustment or recapitalization, the payment of a stock dividend, or other increase or reduction of the number of shares of the voting shares outstanding, without receiving compensation therefor in money, services or property, then the number, class, and per share price of Common Shares shall be appropriately adjusted in such a manner as to entitle a Participant to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment.

         If the Company is merged into or consolidated with another corporation, regardless of whether or not the Company is the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets or substantially all of the stock of the Company while this option remains outstanding, unless the Board of Directors determines otherwise, all outstanding options shall expire as of the effective date of any such merger, consolidation, liquidation, sale, or other disposition, provided that (x) notice of such merger, consolidation, liquidation, sale or other disposition shall be given to such Participant at least 30 days prior to the effective date of such merger, consolidation, liquidation, sale or other disposition and (y) a Participant shall have the right to exercise an option to the extent that the same is then exercisable during the 30 day period preceding the effective date of such merger, consolidation, liquidation, sale or other disposition.

         Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares then subject to outstanding options.

8. AMENDMENT OR TERMINATION. The Committee may at any time amend, suspend or terminate the Plan. The Company shall obtain stockholder approval of any Plan



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amendment to the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities, the Internal Revenue Code of 1986, as amended, and the rules and regulations of any applicable stock exchange or national market system. If the Plan is terminated, any unexercised option shall continue to be exercisable in accordance with its terms, except as provided in SECTION 7 above.

9. COMPANY RESPONSIBILITY. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility or liability (other than under applicable Securities Acts) for any act or thing done or left undone with respect to the price, time, quantity, or other conditions and circumstances of the purchase of shares under the terms of the Plan, so long as the Company acts in good faith.

10. TAX WITHHOLDING. Any grant of an option hereunder shall provide as determined by the Committee for appropriate arrangements for the satisfaction by the Company and the Participant of all federal, state, local or other income excise or employment taxes or tax withholding requirements applicable to the exercise of the option or the later disposition of the Common Shares thereby acquired and all such additional taxes or amounts as determined by the Committee in its discretion, including, without limitation, the right of the Company or any subsidiary thereof to receive transfers of Common Shares or other property from the Participant or to deduct or withhold in the form of Common Shares from any transfer to a Participant, in such amount or amounts deemed required or appropriate by the Committee in its sole and absolute discretion.

11. IMPLIED CONSENT. Every Participant, by his acceptance of an option under this Plan shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

12. DURATION AND TERMINATION OF THE PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Options may be granted under the Plan upon its becoming effective. No options may be granted during any suspension of the Plan or after termination of the Plan.

13. DELAWARE LAW TO GOVERN. This Plan shall be construed and administered in accordance with and governed by the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this 1999 Non-Employee Director Stock Incentive Plan to be executed by its duly authorized officer as of this 12th day of February, l999.

                                             BIZNESSONLINE.COM, INC.

                                             By:/s/ Mark E. Munro
                                                -----------------




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                                                  Mark E. Munro, President
                                                and Chief Executive Officer
















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